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                                                                    EXHIBIT 99.1

                    AMAZON.COM LAUNCHES ONLINE AUCTION SITE

            THIRD-PARTY SELLERS CAN NOW REACH AMAZON.COM'S COMMUNITY
             OF 8 MILLION PRE-REGISTERED, EXPERIENCED ONLINE BUYERS

     SEATTLE, March 30, 1999-/PRNewswire/-Amazon.com (NASDAQ: AMZN), the leading online retailer (www.amazon.com), today opened Amazon.com Auctions to help people find, discover, buy-and now sell-virtually anything online.

     Amazon.com's 8 million customers are pre-registered to begin buying and selling immediately in more than 800 categories, such as Antique Scientific Instruments, Duck Stamps, Animation Art, Star Wars Trading Cards, Madame Alexander Dolls, Depression Glass, Vintage Clothing, Digital Cameras, and more. In the Amazon.com tradition, the new service is easy to use, with innovative and time-saving features such as Bid-Click(SM) for hassle-free bidding.

     Amazon.com is doing something bold with online auctions by guaranteeing buyers a safe auction experience. The Amazon.com Auctions Guarantee covers purchases of up to $250 in the event that a buyer does not receive what a seller promised. This is not insurance, there is no deductible, and there is no third party to deal with-it's a simple guarantee. Additional measures to ensure a safe online auction community include a community-wide rating and feedback system.

     "Our community of shoppers is the largest online," said Amazon.com founder and CEO Jeff Bezos. "Now, for the first time, anyone can introduce their products to that community. Whether you're a professional retailer or an individual with one item to sell, there's no other way to reach 8 million pre-registered, experienced online buyers."

     In an important innovation, sellers will automatically have their auctions cross-merchandized across Amazon.com's millions of book, CD, and video product pages. For example, an actual chair from Rick's Cafe in the movie Casablanca is now being auctioned at Amazon.com by the seller StarWares on Main. With Amazon.com's proprietary cross-merchandising software, the chair will be displayed on the Web site pages where the Casablanca soundtrack, books, DVDs, and videos are sold.

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     Among the items currently placed on auction by sellers are one of the world's most sought-after toy trains, the 1950 Lionel Golden Anniversary Mighty Hudson Set (The Train Station); a rare red-vinyl pressing of the Beatles' "White Album" (Rockaway Records); a Frank Sinatra-autographed photograph (ArtRock); a very rare, self-published book of poetry by Jim Morrison, American Prayer (Rockaway Records); and tens of thousands of more items.

     To celebrate the opening of Amazon.com Auctions, all first-time winning bidders will receive a $10 Amazon.com gift certificate. Gift certificates will be issued through June 30, 1999, and are redeemable in Amazon.com's book, music, video, and gift stores.

     Also, to mark the opening, Amazon.com is hosting a charity auction to benefit World Wildlife Fund's efforts to preserve endangered animals in the Amazon River Basin. Starting today, rare and unique items, ranging in value from about $40 to more than $100,000, will be put on the online auction block-with bids starting at $1 and no minimum sales price.

     Included in the charity auction is one of the three original door-desks built by Amazon.com founder and CEO Jeff Bezos in the garage where Amazon.com was started. "Maybe it'll bring somebody good luck," said Bezos, "or maybe it's just a used door-desk."

     Other charity auction items include:
     - Rebel Without a Cause (James Dean), an original painting by Andy Warhol
     - 1937 edition of Gone with the Wind (book), signed by Clark Gable, Vivien Leigh, and 18 other members of the original film cast
     - 1985 Fender Squier Stratocaster guitar signed by Eric Clapton
     - Signed photo of Albert Einstein
     - Ken Griffey Jr. autographed game-used jersey
     - Limited edition A Farewell to Arms, signed by author Ernest Hemingway
     - Ty Employee Beanie Baby
     - No. 1 Giant-Size X-Men Comic Book, 1975
     - Limited-edition Winnie the Pooh signed by A.A. Milne and original illustrator
     - Rare Greta Garbo signature, on a signed contract agreeing to shorten her name to just Garbo
     - Jailhouse Rock photograph signed and inscribed by Elvis Presley
     - Signed and inscribed John F. Kennedy photograph in presidential frame


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     - American Bandstand sheet music signed by Chubby Checker, Dick Clark, and others
     - Most rare 1877 Indian-head penny, grade 63--nearly perfect
     - Full-size Beach Boys surfboard from the L.A. (Light Album)
     - Mutiny on the Bounty (book) signed by the original cast of the 1935 film (Clark Gable et al.)
     - Signed Abraham Lincoln document, framed, with photo
     - Complete set of first-edition James Bond novels by Ian Fleming
     - Innocents Abroad signed by author both as Mark Twain and Samuel Clemens
     - John F. Kennedy Life magazine memorial edition given by Jackie Kennedy to JFK's sister
     - Check signed by Babe Ruth, framed with photo
     - Dolly Parton 9 to 5 gold record for soundtrack title single given to song's producer
     - Letter to Dean Martin terminating his MGM contract (also signed by Martin) - Mixed collection of 100 Beanie Babies
     - Stamp that traveled on an early Challenger shuttle mission
     - Signed photograph from James Dean's assumed last trip home
     - Brave and the Bold comic, No. 28, 1960, introduction of Justice League of America
     - Limited edition of Brave New World signed by Aldous Huxley
     - Document signed by Frank Sinatra giving photo permission of himself and Gene Kelly
     - Complete set of U.S. peace dollars, 1921 to 1935
     - Contract signed by Elvis Presley for songs in Jailhouse Rock
     - Early edition of The Fountainhead signed by the author, Ayn Rand
     - First-edition copy of My Trip Abroad, signed by the author, Charlie
       Chaplin
     - Photo of Apollo XI lunar module landing, signed by astronauts Neil Armstrong, Buzz Aldrin, and Michael Collins
     - The Deep (book) signed by 1977 film cast members, including Nick Nolte, Lou Gosset Jr., and Jacqueline Bisset
     - Original Frank Interlandi-signed cartoon inscribed to JFK's sister Pat Lawford
     - Sammy Davis Jr.'s unsigned American Express platinum card

     Complete information about Amazon.com Auctions and the Auctions Guarantee is available at www.amazon.com.

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ABOUT AMAZON.COM, INC.

     Amazon.com, Inc. (NASDAQ: AMZN), the Internet's No. 1 music, No. 1 video, and No. 1 book retailer, opened its virtual doors on the World Wide Web in July 1995. Today, the Amazon.com store has expanded to offer more than 4.7 million book, music CD, video, DVD, computer-game, and other titles, plus secure credit-card payment, personalized recommendations, and streamlined ordering through 1-Click(SM) technology.

     Amazon.com operates two international Web sites: www.amazon.co.uk in the United Kingdom and www.amazon.de in Germany. Amazon.com also operates PlanetAll (www.planetall.com), a Web-based address book, calendar, and reminder service. It also operates the Internet Movie Database (www.imdb.com), the Web's comprehensive and authoritative source of information on more than 150,000 movies and entertainment programs and 500,000 cast and crew members dating from the birth of film in 1892 to the present.

     This announcement contains forward-looking statements that involve risks and uncertainties that include, among others, Amazon.com's limited operating history, anticipated losses, unpredictability of future revenues, potential fluctuations in quarterly operating results, seasonality, intense competition, risks associated with system interruption, management of potential growth, high leverage, and risks of new business areas, international expansion, business combinations, and strategic alliances. More information about factors that potentially could affect Amazon.com's financial results is included in Amazon.com's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 1998.

     Amazon.com, Amazon.co.uk, Amazon.de, Internet Movie Database, PlanetAll, Earth's Biggest Bookstore, and 1-Click are either registered trademarks or trademarks of Amazon.com, Inc. or its affiliates. All other names mentioned herein may be trademarks of their respective owners.